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                              SPECIMIN

  COMMON SHARES                                               COMMON SHARES
   ----------                                                   ----------
     NUMBER                                                       SHARES


                       MADE2MANAGE SYSTEMS, INC.

INCORPORATED UNDER THE LAWS                                     CUSIP 556468100
OF THE STATE OF INDIANA                     SEE REVERSE FOR CERTAIN DEFINITIONS

    This certifies that

    is the OWNER of

                   FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF,
                              Made2Manage Systems, Inc.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the Shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Articles of Incorporation, as amended from time to time, of the Corporation, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile signatures of its duly authorized officers.

DATED:


                       Countersigned and Registered: AMERICAN STOCK TRANSFER &
                                                     TRUST COMPANY


                                                 Transfer Agent and Registrar,

 /S/  STEPHEN R. HEAD           By:       /S/DAVID B. WORTMAN
---------------------              -------------------------------------------
SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                            Authorized Signature

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                             Made2Manage Systems, Inc.

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION PROVIDE FOR THE ISSUANCE OF PREFERRED SHARES WITH SUCH RIGHTS AS MAY BE DETERMINED, IN WHOLE OR IN PART, BY THE BOARD OF DIRECTORS PRIOR TO THE ISSUANCE THEREOF.
 THE CORPORATION SHALL FURNISH TO THE HOLDER OF THIS CERTIFICATE, ON REQUEST IN WRITING AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF THE CORPORATION, AND VARIATIONS AND RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, IF ANY, WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES, IF ANY).

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

 TEN COM            -as tenants in common
 TEN ENT            -as tenants by the entireties
 JT TEN             -as joint tenants with right of
                     survivorship and not as tenants in common

 UNIF GIFT MIN ACT  -____ Custodian _____ under Uniform Gifts to Minors Act____
                    (Cust)         (Minor)                              (State)

    Additional abbreviations may also be used though not in the above list.

    For value received __________ hereby sells, assigns and transfers unto

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      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

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______________ Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ________________________

                                __________________________________
                                Signature

                                __________________________________
                                Signature

                                NOTICE: THE SIGNATURES TO THIS ASSIGNMENT
                                MUST CORRESPOND WITH THE NAME(S) AS
                                WRITTEN UPON THE FACE OF THE CERTIFICATE
                                EXACTLY, WITHOUT ANY CHANGE WHATEVER.

                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCK
                                BROKER, SAVINGS AND LOAN ASSOCIATION AND CREDIT

Signature Guaranteed:           UNIONS WITH MEMBERSHIP IN AN APPROVED
                                SIGNATURE GUARANTEE MEDALLION PROGRAM),

By:___________________________  PURSUANT TO S.E.C. RULE 17 Ad-15.